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                                                                   EXHIBIT 10.21

                                 AMENDMENT NO. 1
                        TO INTEREST CALCULATION AGREEMENT


                                                                    May 12, 2000


         WHEREAS, the parties hereto have previously entered into an Interest Calculation Agreement, dated as of September 24, 1996 (the "Interest Calculation Agreement"), between Banco Popular de Puerto Rico, a banking association chartered under the laws of the Commonwealth of Puerto Rico (the "Bank"), and The Chase Manhattan Bank, as interest calculation agent (the "Calculation Agent") relating to the issue and sale by the Bank of its Bank Notes; and

         WHEREAS, the Bank and the Calculation Agent wish to amend the Interest Calculation Agreement as provided herein;

         NOW, THEREFORE, the Bank and the Calculation Agent hereby agree to amend the Interest Calculation Agreement as follows:

         1. As of any time on or after the date of this amendment: (i) each reference in the Interest Calculation Agreement to the "Distribution Agreement" shall mean and be a reference to the Distribution Agreement, dated as of September 24, 1996, among the Bank and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and CS First Boston Corporation (now Credit Suisse First Boston Corporation) as amended as of the date hereof; (ii) each reference in the Interest Calculation Agreement to the "Issuing and Paying Agency Agreement" shall mean and be a reference to the Issuing and Paying Agency Agreement, dated as of September 24, 1996, between the Bank and The Chase Manhattan Bank, as Issuing and Paying Agent, as amended as of the date hereof ; and (iii) each reference in the Interest Calculation Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Interest Calculation Agreement shall mean and be a reference to the Interest Calculation Agreement as amended hereby.

         2. As of any time on or after the date of this amendment, the Interest Calculation Agreement, as amended hereby, is and shall continue to be in full force and effect and as so amended is hereby ratified and confirmed and is binding on the parties hereto.

         3. This amendment may be executed by any one of the parties hereto in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Interest Calculation Agreement to be executed on their behalf as of the day and year first above written.

                          BANCO POPULAR DE PUERTO RICO


                          By:
                             --------------------------------------------------
                             Name:
                             Title:

                          By:
                             --------------------------------------------------
                             Name:
                             Title:


                          THE CHASE MANHATTAN BANK,
                              as Calculation Agent

                          By:
                             --------------------------------------------------
                             Name:
                             Title:


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